Exhibit 99.2

Quarterly Financial Supplement

Second Quarter 2023
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
2nd Quarter 2023

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.
The following non-GAAP financial measures are used in this document and other documents published by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding substantially all of the effect of net investment related gains and losses, changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits, which items can be volatile and may not reflect the underlying performance of the Company’s businesses. Additionally, adjusted operating income excludes, to the extent applicable, any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, the impact of certain tax-related items, and any other items that the Company believes are not indicative of the Company’s ongoing operations. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

2.Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company’s assumption reviews on business subject to the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments, reflected in future policy benefits remeasurement gains or losses.

3.Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.

4.Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses a non-GAAP financial measure called shareholders’ average equity position excluding AOCI and notable items.

5.Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr	Year-to-Date
(USD millions, except in force & per share and shares data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Net premiums	$3,337	$3,385	$3,446	$3,247	$3,230	$107	$6,722	$6,385	$337
Net income (loss) available to RGA's shareholders	205	252	291	(76)	105	100	457	302	155
Adjusted operating income	297	349	312	16	316	(19)	646	599	47
Adjusted operating income excluding notable items (1)	297	349	266	263	299	(2)	646	582	64
Return on equity	9.2%	7.8%	6.8%	8.3%	8.2%	1.0%
Adjusted operating return on equity (ex AOCI)	10.9%	11.2%	10.5%	9.2%	7.2%	3.7%
Adjusted operating return on equity (ex AOCI and notable items (1))	13.0%	13.1%	12.5%	11.7%	8.6%	4.4%
Total assets	$89,040	$89,120	$84,904	$82,819	$84,875	$4,165
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,685.3	$1,676.8	$1,672.2	$1,662.7	$1,650.5	$34.8
U.S. and Latin America Financial Solutions	5.2	5.2	5.2	5.3	5.3	(0.1)
Canada Traditional	484.6	469.5	463.6	448.7	477.2	7.4
Europe, Middle East and Africa Traditional	802.3	759.6	735.4	671.3	756.4	45.9
Asia Pacific Traditional	495.4	508.2	518.6	479.4	486.1	9.3
Asia Pacific Financial Solutions	6.7	7.4	5.7	5.2	5.4	1.3
Total assumed life reinsurance in force	$3,479.5	$3,426.7	$3,400.7	$3,272.6	$3,380.9	$98.6
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$35.6	$34.1	$36.4	$37.3	$32.7	$2.9	$69.7	$72.2	$(2.5)
Canada Traditional	11.2	10.8	11.9	10.8	12.8	(1.6)	22.0	25.5	(3.5)
Europe, Middle East and Africa Traditional	36.6	30.1	35.6	38.2	45.1	(8.5)	66.7	95.6	(28.9)
Asia Pacific Traditional	4.7	3.9	8.6	14.4	5.7	(1.0)	8.6	22.3	(13.7)
Asia Pacific Financial Solutions	0.1	1.7	—	—	—	0.1	1.8	0.1	1.7
Total assumed new business production	$88.2	$80.6	$92.5	$100.7	$96.3	$(8.1)	$168.8	$215.7	$(46.9)
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$3.09	$3.77	$4.36	$(1.13)	$1.57	$1.52	$6.86	$4.50	$2.36
Adjusted operating income (loss)	$4.46	$5.22	$4.67	$0.24	$4.71	$(0.25)	$9.69	$8.93	$0.76
Diluted earnings per share (2)
Net income (loss)	$3.05	$3.72	$4.30	$(1.13)	$1.55	$1.50	$6.77	$4.46	$2.31
Adjusted operating income (loss)	$4.40	$5.16	$4.60	$0.24	$4.67	$(0.27)	$9.55	$8.86	$0.69
Wgt. average common shares outstanding
Basic	66,518	66,779	66,748	66,936	66,996	(478)	66,649	67,050	(401)
Diluted	67,420	67,615	67,793	67,663	67,620	(200)	67,563	67,614	(51)
Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,099	18,771	18,635	18,484	18,304	795	19,099	18,304	795
Common shares outstanding	66,212	66,540	66,676	66,827	67,007	(795)	66,212	67,007	(795)
Book value per share	$117.87	$114.60	$106.19	$101.08	$110.27	$7.60	$117.87	$110.27	$7.60
Per share effect of AOCI	$(21.12)	$(21.96)	$(28.07)	$(29.60)	$(22.15)	$1.03	$(21.12)	$(22.15)	$1.03
Book value per share, excluding AOCI	$138.99	$136.56	$134.26	$130.68	$132.42	$6.57	$138.99	$132.42	$6.57
Shareholders’ dividends paid	$54	$53	$53	$54	$49	$5	$107	$98	$9

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$3,337	$3,385	$3,446	$3,247	$3,230	$107	$6,722	$6,385	$337
Net investment income	857	856	828	769	754	103	1,713	1,564	149
Investment related gains (losses), net	(123)	(77)	(6)	(154)	(240)	117	(200)	(379)	179
Other revenue	85	87	89	188	159	(74)	172	250	(78)
Total revenues	4,156	4,251	4,357	4,050	3,903	253	8,407	7,820	587
Benefits and expenses:
Claims and other policy benefits	3,013	3,063	3,125	3,048	2,938	75	6,076	5,809	267
Future policy benefits remeasurement (gains) losses	13	(26)	(11)	226	18	(5)	(13)	76	(89)
Market risk benefits remeasurement (gains) losses	(31)	14	(19)	23	40	(71)	(17)	6	(23)
Interest credited	209	215	214	189	138	71	424	279	145
Policy acquisition costs and other insurance expenses	349	331	323	341	336	13	680	680	—
Other operating expenses	275	250	289	251	242	33	525	469	56
Interest expense	63	53	55	49	44	19	116	87	29
Total benefits and expenses	3,891	3,900	3,976	4,127	3,756	135	7,791	7,406	385
Income (loss) before income taxes	265	351	381	(77)	147	118	616	414	202
Provision for income taxes	58	98	88	(2)	41	17	156	111	45
Net income (loss)	207	253	293	(75)	106	101	460	303	157
Net income attributable to noncontrolling interest	2	1	2	1	1	1	3	1	2
Net income (loss) available to RGA's shareholders	$205	$252	$291	$(76)	$105	$100	$457	$302	$155
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$265	$351	$381	$(77)	$147	$118	$616	$414	$202
Investment and derivative (gains) losses (1)	117	127	(46)	152	201	(84)	244	319	(75)
Market risk benefits remeasurement (gains) losses	(31)	14	(19)	23	40	(71)	(17)	6	(23)
Change in fair value of funds withheld embedded derivatives (1)	20	(37)	67	17	56	(36)	(17)	89	(106)
Funds withheld (gains) losses - investment income	2	—	2	4	10	(8)	2	18	(16)
EIA embedded derivatives - interest credited	3	(7)	1	(10)	(27)	30	(4)	(44)	40
Investment (income) loss on unit-linked variable annuities	2	—	2	5	8	(6)	2	17	(15)
Interest credited on unit-linked variable annuities	(2)	—	(2)	(5)	(8)	6	(2)	(17)	15
Interest expense on uncertain tax positions	—	—	—	—	—	—	—	—	—
Other	—	8	1	(71)	(11)	11	8	(10)	18
Adjusted operating income before income taxes	376	456	387	38	416	(40)	832	792	40
Notable items (2)	—	—	(61)	326	(23)	23	—	(23)	23
Adjusted operating income before income taxes excluding notable items	$376	$456	$326	$364	$393	$(17)	$832	$769	$63

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
After-tax adjusted operating income reconciliation:
GAAP net income (loss) attributable to RGA	$205	$252	$291	$(76)	$105	$100	$457	$302	$155
Investment and derivative (gains) losses (1)	88	102	(14)	120	154	(66)	190	246	(56)
Market risk benefits remeasurement (gains) losses	(24)	11	(15)	18	32	(56)	(13)	5	(18)
Change in fair value of funds withheld embedded derivatives (1)	16	(29)	53	14	44	(28)	(13)	70	(83)
Funds withheld (gains) losses - investment income	2	—	2	3	8	(6)	2	14	(12)
EIA embedded derivatives - interest credited	3	(6)	1	(8)	(22)	25	(3)	(35)	32
Investment (income) loss on unit-linked variable annuities	2	—	2	4	6	(4)	2	13	(11)
Interest credited on unit-linked variable annuities	(2)	—	(2)	(4)	(6)	4	(2)	(13)	11
Interest expense on uncertain tax positions	—	—	—	—	—	—	—	—	—
Other	—	6	1	(56)	(9)	9	6	(8)	14
Uncertain tax positions and other tax related items	5	12	(9)	—	3	2	17	4	13
Net income attributable to noncontrolling interest	2	1	2	1	1	1	3	1	2
Adjusted operating income	297	349	312	16	316	(19)	646	599	47
Notable items (2)	—	—	(46)	247	(17)	17	—	(17)	17
Adjusted operating income excluding notable items	$297	$349	$266	$263	$299	$(2)	$646	$582	$64

Diluted earnings per share - adjusted operating income (loss) (3)	$4.40	$5.16	$4.60	$0.24	$4.67	$(0.27)	$9.55	$8.86	$0.69
Diluted earnings per share - adjusted operating income (loss) excluding notable items (3)	$4.40	$5.16	$3.91	$3.92	$4.41	$(0.01)	$9.55	$8.60	$0.95
Foreign currency effect on (4):
Net premiums	$(45)	$(112)	$(164)	$(160)	$(119)	$74	$(157)	$(166)	9
Adjusted operating income (loss) before income taxes	$(6)	$(16)	$(18)	$(11)	$(16)	$10	$(22)	$(19)	(3)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2023	2023	2022	2022	2022
Assets
Fixed maturity securities available-for-sale, at fair value	$56,236	$56,085	$52,901	$50,495	$53,294
Equity securities, at fair value	136	138	134	137	127
Mortgage loans	7,038	6,833	6,590	6,558	6,544
Policy loans	1,202	1,221	1,231	1,202	1,218
Funds withheld at interest	5,862	5,976	6,003	6,177	6,393
Limited partnerships and real estate joint ventures	2,473	2,405	2,327	2,197	2,074
Short-term investments	224	246	154	225	272
Other invested assets	1,119	1,111	1,140	1,049	1,036
Total investments	74,290	74,015	70,480	68,040	70,958
Cash and cash equivalents	2,598	3,294	2,927	3,512	2,556
Accrued investment income	702	672	630	628	572
Premiums receivable and other reinsurance balances	3,321	3,114	3,013	2,820	2,884
Reinsurance ceded receivables and other	2,664	2,723	2,671	2,650	2,829
Deferred policy acquisition costs	4,286	4,257	4,128	4,004	3,935
Other assets	1,179	1,045	1,055	1,165	1,141
Total assets	$89,040	$89,120	$84,904	$82,819	$84,875
Liabilities and equity
Future policy benefits	$38,239	$38,222	$35,689	$33,724	$37,028
Interest-sensitive contract liabilities	29,910	30,405	30,342	30,043	28,762
Market risk benefits, at fair value	235	261	247	259	271
Other policy claims and benefits	2,579	2,558	2,480	2,366	2,447
Other reinsurance balances	858	851	725	889	557
Deferred income taxes	1,424	1,446	1,383	1,350	1,383
Other liabilities	3,050	3,206	2,906	3,136	3,129
Long-term debt	4,850	4,455	3,961	4,207	3,667
Collateral finance and securitization notes	—	—	—	—	152
Total liabilities	81,145	81,404	77,733	75,974	77,396
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,522	2,506	2,502	2,493	2,478
Retained earnings	8,483	8,336	8,169	7,936	8,067
Treasury stock	(1,803)	(1,756)	(1,720)	(1,697)	(1,673)
Accumulated other comprehensive income (loss), net of taxes (AOCI):
Accumulated currency translation adjustment	26	(94)	(116)	(147)	3
Unrealized (depreciation) appreciation of securities	(4,879)	(4,393)	(5,496)	(5,788)	(3,549)
Effect of updating discount rates on future policy benefits	3,460	3,034	3,755	3,989	2,122
Change in instrument-specific credit risk for market risk benefits	13	14	13	19	(9)
Pension and postretirement benefits	(18)	(22)	(27)	(51)	(51)
Total RGA, Inc. shareholders’ equity	7,805	7,626	7,081	6,755	7,389
Noncontrolling interest	90	90	90	90	90
Total equity	7,895	7,716	7,171	6,845	7,479
Total liabilities and equity	$89,040	$89,120	$84,904	$82,819	$84,875
Total RGA, Inc. shareholders’ equity, excluding AOCI	$9,203	$9,087	$8,952	$8,733	$8,873

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$1,750	$1,615	$1,778	$1,640	$1,631	$119	$3,365	$3,172	$193
Net investment income	180	193	224	201	186	(6)	373	475	(102)
Investment related gains (losses), net	(1)	(1)	6	8	19	(20)	(2)	34	(36)
Other revenue	3	5	5	6	10	(7)	8	16	(8)
Total revenues	1,932	1,812	2,013	1,855	1,846	86	3,744	3,697	47

Benefits and expenses:
Claims and other policy benefits	1,592	1,447	1,642	1,520	1,524	68	3,039	2,971	68
Future policy benefits remeasurement (gains) losses	24	7	10	160	(11)	35	31	92	(61)
Interest credited	18	18	17	18	17	1	36	34	2
Policy acquisition costs and other insurance expenses	187	175	178	182	181	6	362	362	—
Other operating expenses	49	44	52	44	45	4	93	88	5
Total benefits and expenses	1,870	1,691	1,899	1,924	1,756	114	3,561	3,547	14

Income (loss) before income taxes	$62	$121	$114	$(69)	$90	$(28)	$183	$150	$33

Loss and expense ratios:
Loss ratio (1)	92.3%	90.0%	92.9%	102.4%	92.8%	(0.5)%	91.2%	96.6%	(5.4)%
Policy acquisition costs and other insurance expenses	10.7%	10.8%	10.0%	11.1%	11.1%	(0.4)%	10.8%	11.4%	(0.6)%
Other operating expenses	2.8%	2.7%	2.9%	2.7%	2.8%	—%	2.8%	2.8%	—%

Foreign currency effect on (2):
Net premiums	$3	$2	$1	$—	$1	$2	$5	$1	$4
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$1,750	$1,615	$1,778	$1,640	$1,631	$119	$3,365	$3,172	$193
Net investment income	180	193	224	201	186	(6)	373	475	(102)
Other revenue	3	5	5	6	10	(7)	8	16	(8)
Total revenues	1,933	1,813	2,007	1,847	1,827	106	3,746	3,663	83

Benefits and expenses:
Claims and other policy benefits	1,592	1,447	1,642	1,520	1,524	68	3,039	2,971	68
Future policy benefits remeasurement (gains) losses	24	7	10	160	(11)	35	31	92	(61)
Interest credited	18	18	17	18	17	1	36	34	2
Policy acquisition costs and other insurance expenses	187	175	178	182	181	6	362	362	—
Other operating expenses	49	44	52	44	45	4	93	88	5
Total benefits and expenses	1,870	1,691	1,899	1,924	1,756	114	3,561	3,547	14

Adjusted operating income (loss) before notable items and income taxes	63	122	108	(77)	71	(8)	185	116	69
Notable items (1)	—	—	—	170	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$63	$122	$108	$93	$71	$(8)	$185	$116	$69

Loss and expense ratios:
Loss ratio (2)	92.3%	90.0%	92.9%	102.4%	92.8%	(0.5)%	91.2%	96.6%	(5.4)%
Policy acquisition costs and other insurance expenses	10.7%	10.8%	10.0%	11.1%	11.1%	(0.4)%	10.8%	11.4%	(0.6)%
Other operating expenses	2.8%	2.7%	2.9%	2.7%	2.8%	—%	2.8%	2.8%	—%

Foreign currency effect on (3):
Net premiums	$3	$2	$1	$—	$1	$2	$5	$1	$4
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$17	$163	$24	$13	$14	$3	$180	$29	$151
Net investment income	278	280	287	265	246	32	558	502	56
Investment related gains (losses), net	(68)	20	(128)	(41)	(80)	12	(48)	(173)	125
Other revenue	26	25	25	29	31	(5)	51	57	(6)
Total revenues	253	488	208	266	211	42	741	415	326

Benefits and expenses:
Claims and other policy benefits	45	199	52	41	43	2	244	112	132
Future policy benefits remeasurement (gains) losses	(1)	(4)	(2)	(5)	(1)	—	(5)	(21)	16
Market risk benefits remeasurement (gains) losses	(31)	14	(19)	23	40	(71)	(17)	6	(23)
Interest credited	133	129	148	130	101	32	262	208	54
Policy acquisition costs and other insurance expenses	47	46	47	36	45	2	93	86	7
Other operating expenses	13	11	14	11	12	1	24	21	3
Total benefits and expenses	206	395	240	236	240	(34)	601	412	189

Income (loss) before income taxes	$47	$93	$(32)	$30	$(29)	$76	$140	$3	$137

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$17	$163	$24	$13	$14	$3	$180	$29	$151
Net investment income	279	276	286	264	250	29	555	508	47
Other revenue	26	25	25	29	31	(5)	51	57	(6)
Total revenues	322	464	335	306	295	27	786	594	192

Benefits and expenses:
Claims and other policy benefits	45	199	52	41	43	2	244	112	132
Future policy benefits remeasurement (gains) losses	(1)	(4)	(2)	(5)	(1)	—	(5)	(21)	16
Interest credited	130	136	147	140	128	2	266	252	14
Policy acquisition costs and other insurance expenses	47	38	47	36	45	2	85	86	(1)
Other operating expenses	13	11	14	11	12	1	24	21	3
Total benefits and expenses	234	380	258	223	227	7	614	450	164

Adjusted operating income (loss) before notable items and income taxes	88	84	77	83	68	20	172	144	28
Notable items (1)	—	—	—	(3)	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$88	$84	$77	$80	$68	$20	$172	$144	$28

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2023	2023	2022	2022	2022
Policyholder account balances

Fixed annuities (deferred)	$11,361	$11,699	$12,046	$12,257	$11,952
Equity-indexed annuities	$2,580	$2,701	$2,817	$2,919	$2,978
Bank-owned life insurance (BOLI)	$2,494	$2,505	$2,500	$2,508	$2,505
Other policyholder account balances	$52	$75	$75	$76	$76

Variable annuities account balances
No riders	$599	$598	$672	$642	$705
GMDB only	738	734	771	802	811
GMIB only	16	16	20	19	20
GMAB only	2	2	2	2	2
GMWB only	883	866	863	833	916
GMDB / WB	169	168	165	158	174
Other	13	12	15	15	16
Total variable annuities account balances	$2,420	$2,396	$2,508	$2,471	$2,644

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$843	$828	$848	$866	$961

Future policy benefits (at original discount rate) associated with:
Payout annuities	$4,181	$4,231	$4,153	$4,208	$4,269
Other future policy benefits	$62	$58	$59	$59	$60

Liability for market risk benefits:

Equity-indexed annuities	$140	$144	$132	$90	$106
Variable annuities (liability)	$95	$117	$115	$168	$166
Variable annuities (asset)	$6	$2	$—	$—	$—

Net interest spread (1)	1.4%	1.2%	1.2%	1.0%	1.0%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$—	$1	$1	$2	$1	$(1)	$1	$2	$(1)
Other revenue	25	26	26	24	74	(49)	51	102	(51)
Total revenues	25	27	27	26	75	(50)	52	104	(52)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	2	—	(1)	1	1	4	2	2
Other operating expenses	2	4	3	4	2	—	6	5	1
Total benefits and expenses	4	6	3	3	3	1	10	7	3

Income before income taxes	$21	$21	$24	$23	$72	$(51)	$42	$97	$(55)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$—	$1	$1	$2	$1	$(1)	$1	$2	$(1)
Other revenue	25	26	26	24	74	(49)	51	102	(51)
Total revenues	25	27	27	26	75	(50)	52	104	(52)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	2	—	(1)	1	1	4	2	2
Other operating expenses	2	4	3	4	2	—	6	5	1
Total benefits and expenses	4	6	3	3	3	1	10	7	3

Adjusted operating income (loss) before notable items and income taxes	$21	$21	$24	$23	$72	$(51)	$42	$97	$(55)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$21	$21	$24	$23	$72	$(51)	$42	$97	$(55)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$307	$295	$308	$293	$314	$(7)	$602	$618	$(16)
Net investment income	61	61	66	64	62	(1)	122	120	2
Investment related gains (losses), net	4	2	5	2	(6)	10	6	(5)	11
Other revenue	1	1	1	—	1	—	2	3	(1)
Total revenues	373	359	380	359	371	2	732	736	(4)

Benefits and expenses:
Claims and other policy benefits	282	270	285	272	285	(3)	552	572	(20)
Future policy benefits remeasurement (gains) losses	(1)	3	(10)	9	(2)	1	2	(1)	3
Policy acquisition costs and other insurance expenses	47	45	44	56	51	(4)	92	103	(11)
Other operating expenses	10	12	11	10	10	—	22	20	2
Total benefits and expenses	338	330	330	347	344	(6)	668	694	(26)

Income before income taxes	$35	$29	$50	$12	$27	$8	$64	$42	$22

Loss and expense ratios:
Loss ratio (1)	91.5%	92.5%	89.3%	95.9%	90.1%	1.4%	92.0%	92.4%	(0.4)%
Policy acquisition costs and other insurance expenses	15.3%	15.3%	14.3%	19.1%	16.2%	(0.9)%	15.3%	16.7%	(1.4)%
Other operating expenses	3.3%	4.1%	3.6%	3.4%	3.2%	0.1%	3.7%	3.2%	0.5%

Foreign currency effect on (2):
Net premiums	$(16)	$(20)	$(23)	$(11)	$(13)	$(3)	$(36)	$(13)	$(23)
Income before income taxes	$(2)	$(2)	$(3)	$—	$(1)	$(1)	$(4)	$(1)	$(3)

Creditor reinsurance net premiums	$18	$18	$17	$18	$20	$(2)	$36	$38	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$307	$295	$308	$293	$314	$(7)	$602	$618	$(16)
Net investment income	61	62	67	65	62	(1)	123	120	3
Investment related gains, net	1	1	1	1	1	—	2	2	—
Other revenue	1	1	1	—	1	—	2	3	(1)
Total revenues	370	359	377	359	378	(8)	729	743	(14)

Benefits and expenses:
Claims and other policy benefits	282	270	285	272	285	(3)	552	572	(20)
Future policy benefits remeasurement (gains) losses	(1)	3	(10)	9	(2)	1	2	(1)	3
Policy acquisition costs and other insurance expenses	47	45	44	56	51	(4)	92	103	(11)
Other operating expenses	10	12	11	10	10	—	22	20	2
Total benefits and expenses	338	330	330	347	344	(6)	668	694	(26)

Adjusted operating income before notable items and income taxes	32	29	47	12	34	(2)	61	49	12
Notable items (1)	—	—	(5)	6	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$32	$29	$42	$18	$34	$(2)	$61	$49	$12

Loss and expense ratios:
Loss ratio (2)	91.5%	92.5%	89.3%	95.9%	90.1%	1.4%	92.0%	92.4%	(0.4)%
Policy acquisition costs and other insurance expenses	15.3%	15.3%	14.3%	19.1%	16.2%	(0.9)%	15.3%	16.7%	(1.4)%
Other operating expenses	3.3%	4.1%	3.6%	3.4%	3.2%	0.1%	3.7%	3.2%	0.5%

Foreign currency effect on (3):
Net premiums	$(16)	$(20)	$(23)	$(11)	$(13)	$(3)	$(36)	$(13)	$(23)
Adjusted operating income before income taxes	$(2)	$(2)	$(3)	$—	$(1)	$(1)	$(4)	$(1)	$(3)

Creditor reinsurance net premiums	$18	$18	$17	$18	$20	$(2)	$36	$38	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$23	$23	$23	$24	$25	$(2)	$46	$48	$(2)
Net investment income	1	1	1	1	2	(1)	2	3	(1)
Other revenue	2	3	4	2	2	—	5	4	1
Total revenues	26	27	28	27	29	(3)	53	55	(2)

Benefits and expenses:
Claims and other policy benefits	20	21	20	22	23	(3)	41	44	(3)
Future policy benefits remeasurement (gains) losses	(2)	(5)	(3)	(2)	(2)	—	(7)	(7)	—
Policy acquisition costs and other insurance expenses	—	1	1	—	—	—	1	1	—
Other operating expenses	2	—	1	1	1	1	2	1	1
Total benefits and expenses	20	17	19	21	22	(2)	37	39	(2)

Income before income taxes	$6	$10	$9	$6	$7	$(1)	$16	$16	$—

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$(2)	$(1)	$(1)	$(1)	$(3)	$(1)	$(2)
Income before income taxes	$—	$(1)	$—	$(1)	$—	$—	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$23	$23	$23	$24	$25	$(2)	$46	$48	$(2)
Net investment income	1	1	1	1	2	(1)	2	3	(1)
Other revenue	2	3	4	2	2	—	5	4	1
Total revenues	26	27	28	27	29	(3)	53	55	(2)

Benefits and expenses:
Claims and other policy benefits	20	21	20	22	23	(3)	41	44	(3)
Future policy benefits remeasurement (gains) losses	(2)	(5)	(3)	(2)	(2)	—	(7)	(7)	—
Policy acquisition costs and other insurance expenses	—	1	1	—	—	—	1	1	—
Other operating expenses	2	—	1	1	1	1	2	1	1
Total benefits and expenses	20	17	19	21	22	(2)	37	39	(2)

Adjusted operating income before notable items and income taxes	6	10	9	6	7	(1)	16	16	—
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$6	$10	$9	$6	$7	$(1)	$16	$16	$—

Foreign currency effect on (3):
Net premiums	$(2)	$(1)	$(2)	$(1)	$(1)	$(1)	$(3)	$(1)	$(2)
Adjusted operating income before income taxes	$—	$(1)	$—	$(1)	$—	$—	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$429	$438	$422	$436	$427	$2	$867	$878	$(11)
Net investment income	23	23	21	18	18	5	46	37	9
Other revenue	(1)	(1)	3	2	(2)	1	(2)	1	(3)
Total revenues	451	460	446	456	443	8	911	916	(5)

Benefits and expenses:
Claims and other policy benefits	383	390	404	409	377	6	773	773	—
Future policy benefits remeasurement (gains) losses	12	(8)	(10)	(7)	13	(1)	4	2	2
Policy acquisition costs and other insurance expenses	21	18	16	19	20	1	39	42	(3)
Other operating expenses	31	33	33	30	29	2	64	61	3
Total benefits and expenses	447	433	443	451	439	8	880	878	2

Income (loss) before income taxes	$4	$27	$3	$5	$4	$—	$31	$38	$(7)

Loss and expense ratios:
Loss ratio (1)	92.1%	87.2%	93.4%	92.2%	91.3%	0.8%	89.6%	88.3%	1.3%
Policy acquisition costs and other insurance expenses	4.9%	4.1%	3.8%	4.4%	4.7%	0.2%	4.5%	4.8%	(0.3)%
Other operating expenses	7.2%	7.5%	7.8%	6.9%	6.8%	0.4%	7.4%	6.9%	0.5%

Foreign currency effect on (2):
Net premiums	$(6)	$(41)	$(53)	$(68)	$(46)	$40	$(47)	$(62)	$15
Income (loss) before income taxes	$1	$(1)	$—	$—	$(2)	$3	$—	$(3)	$3

Critical illness net premiums	$35	$33	$33	$41	$36	$(1)	$68	$75	$(7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$429	$438	$422	$436	$427	$2	$867	$878	$(11)
Net investment income	23	23	21	18	18	5	46	37	9
Other revenue	(1)	(1)	3	2	(2)	1	(2)	1	(3)
Total revenues	451	460	446	456	443	8	911	916	(5)

Benefits and expenses:
Claims and other policy benefits	383	390	404	409	377	6	773	773	—
Future policy benefits remeasurement (gains) losses	12	(8)	(10)	(7)	13	(1)	4	2	2
Policy acquisition costs and other insurance expenses	21	18	16	19	20	1	39	42	(3)
Other operating expenses	31	33	33	30	29	2	64	61	3
Total benefits and expenses	447	433	443	451	439	8	880	878	2

Adjusted operating income before notable items and income taxes	4	27	3	5	4	—	31	38	(7)
Notable items (1)	—	—	—	13	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$4	$27	$3	$18	$4	$—	$31	$38	$(7)

Loss and expense ratios:
Loss ratio (2)	92.1%	87.2%	93.4%	92.2%	91.3%	0.8%	89.6%	88.3%	1.3%
Policy acquisition costs and other insurance expenses	4.9%	4.1%	3.8%	4.4%	4.7%	0.2%	4.5%	4.8%	(0.3)%
Other operating expenses	7.2%	7.5%	7.8%	6.9%	6.8%	0.4%	7.4%	6.9%	0.5%

Foreign currency effect on (3):
Net premiums	$(6)	$(41)	$(53)	$(68)	$(46)	$40	$(47)	$(62)	$15
Adjusted operating income (loss) before income taxes	$1	$(1)	$—	$—	$(2)	$3	$—	$(3)	$3

Critical illness net premiums	$35	$33	$33	$41	$36	$(1)	$68	$75	$(7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$90	$125	$127	$112	$119	$(29)	$215	$247	$(32)
Net investment income	45	46	44	37	34	11	91	70	21
Investment related gains (losses), net	(9)	(6)	(11)	(9)	(22)	13	(15)	(6)	(9)
Other revenue	4	4	6	2	4	—	8	7	1
Total revenues	130	169	166	142	135	(5)	299	318	(19)

Benefits and expenses:
Claims and other policy benefits	68	104	106	97	107	(39)	172	225	(53)
Future policy benefits remeasurement (gains) losses	(5)	(9)	(12)	3	(4)	(1)	(14)	(12)	(2)
Interest credited	(2)	—	(2)	(5)	(8)	6	(2)	(17)	15
Policy acquisition costs and other insurance expenses	2	2	2	2	1	1	4	3	1
Other operating expenses	15	13	16	11	14	1	28	27	1
Total benefits and expenses	78	110	110	108	110	(32)	188	226	(38)

Income before income taxes	$52	$59	$56	$34	$25	$27	$111	$92	$19

Foreign currency effect on (2):
Net premiums	$(1)	$(12)	$(17)	$(20)	$(14)	$13	$(13)	$(19)	$6
Income before income taxes	$—	$(6)	$(4)	$(7)	$(4)	$4	$(6)	$(6)	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$90	$125	$127	$112	$119	$(29)	$215	$247	$(32)
Net investment income	48	49	48	46	48	—	97	99	(2)
Investment related gains (losses), net	4	1	4	5	5	(1)	5	9	(4)
Other revenue	4	4	6	2	4	—	8	7	1
Total revenues	146	179	185	165	176	(30)	325	362	(37)

Benefits and expenses:
Claims and other policy benefits	68	104	106	97	107	(39)	172	225	(53)
Future policy benefits remeasurement (gains) losses	(5)	(9)	(12)	3	(4)	(1)	(14)	(12)	(2)
Policy acquisition costs and other insurance expenses	2	2	2	2	1	1	4	3	1
Other operating expenses	15	13	16	11	14	1	28	27	1
Total benefits and expenses	80	110	112	113	118	(38)	190	243	(53)

Adjusted operating income before notable items and income taxes	66	69	73	52	58	8	135	119	16
Notable items (2)	—	—	(14)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$66	$69	$59	$52	$58	$8	$135	$119	$16

Foreign currency effect on (3):
Net premiums	$(1)	$(12)	$(17)	$(20)	$(14)	$13	$(13)	$(19)	$6
Adjusted operating income before income taxes	$—	$(7)	$(6)	$(11)	$(8)	$8	$(7)	$(10)	$3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$677	$662	$700	$660	$640	$37	$1,339	$1,290	$49
Net investment income	62	61	55	51	46	16	123	93	30
Investment related gains (losses), net	2	3	3	4	5	(3)	5	5	—
Other revenue	11	3	—	5	10	1	14	16	(2)
Total revenues	752	729	758	720	701	51	1,481	1,404	77

Benefits and expenses:
Claims and other policy benefits	579	563	548	627	523	56	1,142	1,017	125
Future policy benefits remeasurement (gains) losses	(14)	(9)	9	68	25	(39)	(23)	23	(46)
Policy acquisition costs and other insurance expenses	44	46	44	47	45	(1)	90	99	(9)
Other operating expenses	54	50	57	51	49	5	104	98	6
Total benefits and expenses	663	650	658	793	642	21	1,313	1,237	76

Income (loss) before income taxes	$89	$79	$100	$(73)	$59	$30	$168	$167	$1

Loss and expense ratios:
Loss ratio (1)	83.5%	83.7%	79.6%	105.3%	85.6%	(2.1)%	83.6%	80.6%	3.0%
Policy acquisition costs and other insurance expenses	6.5%	6.9%	6.3%	7.1%	7.0%	(0.5)%	6.7%	7.7%	(1.0)%
Other operating expenses	8.0%	7.6%	8.1%	7.7%	7.7%	0.3%	7.8%	7.6%	0.2%

Foreign currency effect on (2):
Net premiums	$(21)	$(33)	$(61)	$(50)	$(38)	$17	$(54)	$(61)	$7
Income (loss) before income taxes	$(2)	$(3)	$(6)	$6	$(3)	$1	$(5)	$(1)	$(4)

Critical illness net premiums	$341	$299	$324	$296	$301	$40	$640	$596	$44

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$677	$662	$700	$660	$640	$37	$1,339	$1,290	$49
Net investment income	62	61	55	51	46	16	123	93	30
Investment related gains (losses), net	2	3	3	4	5	(3)	5	5	—
Other revenue	11	3	—	5	10	1	14	16	(2)
Total revenues	752	729	758	720	701	51	1,481	1,404	77

Benefits and expenses:
Claims and other policy benefits	579	563	548	627	523	56	1,142	1,017	125
Future policy benefits remeasurement (gains) losses	(14)	(9)	9	68	25	(39)	(23)	23	(46)
Policy acquisition costs and other insurance expenses	44	46	44	47	45	(1)	90	99	(9)
Other operating expenses	54	50	57	51	49	5	104	98	6
Total benefits and expenses	663	650	658	793	642	21	1,313	1,237	76

Adjusted operating income before notable items and income taxes	89	79	100	(73)	59	30	168	167	1
Notable items (1)	—	—	(42)	140	(23)	23	—	(23)	23
Adjusted operating income excluding notable items, before income taxes	$89	$79	$58	$67	$36	$53	$168	$144	$24

Loss and expense ratios:
Loss ratio (2)	83.5%	83.7%	79.6%	105.3%	85.6%	(2.1)%	83.6%	80.6%	3.0%
Policy acquisition costs and other insurance expenses	6.5%	6.9%	6.3%	7.1%	7.0%	(0.5)%	6.7%	7.7%	(1.0)%
Other operating expenses	8.0%	7.6%	8.1%	7.7%	7.7%	0.3%	7.8%	7.6%	0.2%

Foreign currency effect on (3):
Net premiums	$(21)	$(33)	$(61)	$(50)	$(38)	$17	$(54)	$(61)	$7
Adjusted operating income (loss) before income taxes	$(3)	$(2)	$(6)	$6	$(3)	$—	$(5)	$(1)	$(4)

Critical illness net premiums	$341	$299	$324	$296	$301	$40	$640	$596	$44

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$44	$64	$64	$69	$60	$(16)	$108	$103	$5
Net investment income	125	108	94	77	55	70	233	99	134
Investment related gains (losses), net	(51)	(51)	83	(94)	(113)	62	(102)	(194)	92
Other revenue	18	10	—	119	41	(23)	28	55	(27)
Total revenues	136	131	241	171	43	93	267	63	204

Benefits and expenses:
Claims and other policy benefits	44	69	68	60	56	(12)	113	95	18
Future policy benefits remeasurement (gains) losses	—	(1)	7	—	—	—	(1)	—	(1)
Interest credited	46	54	39	38	22	24	100	42	58
Policy acquisition costs and other insurance expenses	19	16	12	21	15	4	35	27	8
Other operating expenses	7	6	6	5	4	3	13	9	4
Total benefits and expenses	116	144	132	124	97	19	260	173	87

Income (loss) before income taxes	$20	$(13)	$109	$47	$(54)	$74	$7	$(110)	$117

Foreign currency effect on (2):
Net premiums	$(2)	$(7)	$(9)	$(10)	$(8)	$6	$(9)	$(11)	$2
Income (loss) before income taxes	$—	$—	$(17)	$11	$15	$(15)	$—	$20	$(20)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$44	$64	$64	$69	$60	$(16)	$108	$103	$5
Net investment income	125	108	94	77	55	70	233	99	134
Investment related gains, net	4	4	5	3	5	(1)	8	9	(1)
Other revenue	5	8	7	37	17	(12)	13	23	(10)
Total revenues	178	184	170	186	137	41	362	234	128

Benefits and expenses:
Claims and other policy benefits	44	69	68	60	56	(12)	113	95	18
Future policy benefits remeasurement (gains) losses	—	(1)	7	—	—	—	(1)	—	(1)
Interest credited	46	54	39	38	22	24	100	42	58
Policy acquisition costs and other insurance expenses	19	16	12	21	15	4	35	27	8
Other operating expenses	7	6	6	5	4	3	13	9	4
Total benefits and expenses	116	144	132	124	97	19	260	173	87

Adjusted operating income before notable items and income taxes	62	40	38	62	40	22	102	61	41
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$62	$40	$38	$62	$40	$22	$102	$61	$41

Foreign currency effect on (3):
Net premiums	$(2)	$(7)	$(9)	$(10)	$(8)	$6	$(9)	$(11)	$2
Adjusted operating income before income taxes	$(2)	$(3)	$(3)	$(6)	$(3)	$1	$(5)	$(5)	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$82	$82	$35	$53	$104	$(22)	$164	$163	$1
Investment related gains (losses), net	—	(44)	36	(24)	(43)	43	(44)	(40)	(4)
Other revenue	(4)	11	19	(1)	(12)	8	7	(11)	18
Total revenues	78	49	90	28	49	29	127	112	15

Benefits and expenses:
Interest credited	14	14	12	8	6	8	28	12	16
Policy acquisition costs and other insurance income	(20)	(20)	(21)	(21)	(23)	3	(40)	(45)	5
Other operating expenses	92	77	96	84	76	16	169	139	30
Interest expense	63	53	55	49	44	19	116	87	29
Total benefits and expenses	149	124	142	120	103	46	273	193	80

Loss before income taxes	$(71)	$(75)	$(52)	$(92)	$(54)	$(17)	$(146)	$(81)	$(65)

Foreign currency effect on (1):
Loss before income taxes	$(1)	$—	$(7)	$3	$1	$(2)	$(1)	$1	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$82	$82	$35	$53	$104	$(22)	$164	$163	$1
Investment related gains, net	3	4	2	2	1	2	7	4	3
Other revenue	6	13	13	10	1	5	19	11	8
Total revenues	91	99	50	65	106	(15)	190	178	12

Benefits and expenses:
Interest credited	14	14	12	8	6	8	28	12	16
Policy acquisition costs and other insurance income	(20)	(20)	(21)	(21)	(23)	3	(40)	(45)	5
Other operating expenses	89	77	96	84	76	13	166	139	27
Interest expense	63	53	55	49	44	19	116	87	29
Total benefits and expenses	146	124	142	120	103	43	270	193	77

Adjusted operating income before notable items and income taxes	(55)	(25)	(92)	(55)	3	(58)	(80)	(15)	(65)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$(55)	$(25)	$(92)	$(55)	$3	$(58)	$(80)	$(15)	$(65)

Foreign currency effect on (2):
Adjusted operating income (loss) before income taxes	$—	$—	$—	$1	$1	$(1)	$—	$1	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
U.S. and Latin America:
Traditional	$62	$121	$114	$(69)	$90	$(28)	$183	$150	$33
Financial Solutions:
Asset Intensive	47	93	(32)	30	(29)	76	140	3	137
Capital Solutions	21	21	24	23	72	(51)	42	97	(55)
Total U.S. and Latin America	130	235	106	(16)	133	(3)	365	250	115
Canada:
Traditional	35	29	50	12	27	8	64	42	22
Financial Solutions	6	10	9	6	7	(1)	16	16	—
Total Canada	41	39	59	18	34	7	80	58	22
Europe, Middle East and Africa:
Traditional	4	27	3	5	4	—	31	38	(7)
Financial Solutions	52	59	56	34	25	27	111	92	19
Total Europe, Middle East and Africa	56	86	59	39	29	27	142	130	12
Asia Pacific:
Traditional	89	79	100	(73)	59	30	168	167	1
Financial Solutions	20	(13)	109	47	(54)	74	7	(110)	117
Total Asia Pacific	109	66	209	(26)	5	104	175	57	118
Corporate and Other	(71)	(75)	(52)	(92)	(54)	(17)	(146)	(81)	(65)
Consolidated income (loss) before income taxes	$265	$351	$381	$(77)	$147	$118	$616	$414	$202

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
U.S. and Latin America:
Traditional	$63	$122	$108	$(77)	$71	$(8)	$185	$116	$69
Financial Solutions:
Asset Intensive	88	84	77	83	68	20	172	144	28
Capital Solutions	21	21	24	23	72	(51)	42	97	(55)
Total U.S. and Latin America	172	227	209	29	211	(39)	399	357	42
Canada:
Traditional	32	29	47	12	34	(2)	61	49	12
Financial Solutions	6	10	9	6	7	(1)	16	16	—
Total Canada	38	39	56	18	41	(3)	77	65	12
Europe, Middle East and Africa:
Traditional	4	27	3	5	4	—	31	38	(7)
Financial Solutions	66	69	73	52	58	8	135	119	16
Total Europe, Middle East and Africa	70	96	76	57	62	8	166	157	9
Asia Pacific:
Traditional	89	79	100	(73)	59	30	168	167	1
Financial Solutions	62	40	38	62	40	22	102	61	41
Total Asia Pacific	151	119	138	(11)	99	52	270	228	42
Corporate and Other	(55)	(25)	(92)	(55)	3	(58)	(80)	(15)	(65)
Consolidated adjusted operating income (loss) before income taxes	376	456	387	38	416	(40)	832	792	40
Notable items (1)	—	—	(61)	326	(23)	23	—	(23)	23
Consolidated adjusted operating income (loss) excluding notable items before income taxes	$376	$456	$326	$364	$393	$(17)	$832	$769	$63

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2023	2023	2022	2022	2022
Fixed maturity securities, available-for-sale (1)	$56,236	$56,085	$52,901	$50,495	$53,294
Equity securities	136	138	134	137	127
Mortgage loans	7,038	6,833	6,590	6,558	6,544
Policy loans	1,202	1,221	1,231	1,202	1,218
Funds withheld at interest	5,862	5,976	6,003	6,177	6,393
Limited partnerships and real estate joint ventures	2,473	2,405	2,327	2,197	2,074
Short-term investments	224	246	154	225	272
Other invested assets	1,119	1,111	1,140	1,049	1,036
Cash and cash equivalents	2,598	3,294	2,927	3,512	2,556
Total cash and invested assets	$76,888	$77,309	$73,407	$71,552	$73,514

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Average invested assets at amortized cost (1)	$36,124	$35,863	$35,300	$34,579	$34,859	$1,265	$35,792	$34,852	$940
Net investment income (1)	$393	$415	$386	$374	$397	$(4)	$808	$854	$(46)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.42%	4.71%	4.45%	4.40%	4.63%	(21) bps	4.56%	4.96%	(40) bps
Variable investment income ("VII") (included in net investment income) (1)	$17	$39	$42	$38	$70	$(53)	$56	$211	$(155)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.43%	4.45%	4.14%	4.12%	3.96%	47 bps	4.44%	3.88%	56 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	June 30, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$40,751	$62	$252	$4,763	$36,178	64.3%
Canadian government	3,395	—	404	47	3,752	6.7%
Japanese government	3,315	—	10	279	3,046	5.4%
ABS	4,510	12	15	348	4,165	7.4%
CMBS	1,932	1	2	234	1,699	3.1%
RMBS	1,145	—	3	111	1,037	1.8%
U.S. government	1,573	—	1	208	1,366	2.4%
State and political subdivisions	1,247	—	7	145	1,109	2.0%
Other foreign government	4,317	—	34	467	3,884	6.9%
Total fixed maturity securities	$62,185	$75	$728	$6,602	$56,236	100.0%

	December 31, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$38,963	$27	$168	$5,135	$33,969	64.2%
Canadian government	3,311	—	381	66	3,626	6.9%
Japanese government	3,033	—	4	478	2,559	4.8%
ABS	4,324	10	4	440	3,878	7.3%
CMBS	1,835	—	—	212	1,623	3.1%
RMBS	1,054	—	1	114	941	1.8%
U.S. government	1,690	—	4	212	1,482	2.8%
State and political subdivisions	1,282	—	10	173	1,119	2.1%
Other foreign government	4,171	—	22	489	3,704	7.0%
Total fixed maturity securities	$59,663	$37	$594	$7,319	$52,901	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	June 30, 2023				December 31, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,481	$5,846	16.2%	A-	$6,281	$5,672	16.7%	A-
Brokerage/asset managers/exchanges	1,275	1,106	3.1%	A-	1,302	1,115	3.3%	A-
Finance companies	403	347	1.0%	BBB+	410	350	1.0%	BBB
Insurance	4,479	3,925	10.8%	A-	4,452	3,851	11.3%	A-
REITs	1,333	1,151	3.1%	BBB+	1,205	1,013	3.0%	BBB+
Other finance	977	745	2.1%	A-	901	679	2.0%	A-
Total financial institutions	$14,948	$13,120	36.3%		$14,551	$12,680	37.3%
Industrials
Basic	$1,955	$1,750	4.8%	BBB+	$1,921	$1,690	5.0%	BBB
Capital goods	1,633	1,517	4.2%	BBB	1,734	1,550	4.6%	BBB
Communications	2,683	2,330	6.4%	BBB	2,517	2,136	6.3%	BBB
Consumer cyclical	2,186	1,963	5.4%	BBB+	1,997	1,748	5.1%	BBB+
Consumer noncyclical	4,829	4,333	12.0%	BBB+	4,625	4,052	11.9%	BBB+
Energy	2,117	1,902	5.3%	A-	2,050	1,801	5.3%	BBB+
Technology	1,840	1,714	4.7%	BBB+	1,617	1,461	4.3%	BBB+
Transportation	2,291	2,030	5.6%	BBB+	2,160	1,859	5.5%	BBB+
Other industrial	1,040	1,009	2.8%	BBB	1,003	960	2.8%	BBB
Total industrials	$20,574	$18,548	51.2%		$19,624	$17,257	50.8%
Utilities
Electric	$4,065	$3,526	9.7%	A-	$3,779	$3,200	9.4%	A-
Natural gas	742	633	1.7%	A-	664	553	1.7%	A-
Other utility	422	351	1.1%	BBB+	345	279	0.8%	BBB+
Total utilities	$5,229	$4,510	12.5%		$4,788	$4,032	11.9%
Total	$40,751	$36,178	100.0%	BBB+	$38,963	$33,969	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		June 30, 2023			March 31, 2023			December 31, 2022			September 30, 2022			June 30, 2022
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$38,928	$35,512	63.1%	$38,291	$35,308	63.0%	$36,217	$32,295	61.1%	$33,881	$30,062	59.6%	$33,989	$31,782	59.6%
2	BBB	19,840	17,517	31.2%	19,832	17,658	31.5%	20,188	17,580	33.2%	19,931	16,924	33.5%	19,851	18,011	33.8%
3	BB	2,919	2,801	5.0%	2,811	2,698	4.8%	2,734	2,607	5.0%	3,044	2,843	5.6%	2,940	2,774	5.2%
4	B	347	328	0.6%	402	340	0.6%	397	331	0.6%	625	583	1.2%	658	619	1.2%
5	CCC	99	69	0.1%	100	69	0.1%	103	71	0.1%	107	62	0.1%	124	84	0.2%
6	In or near default	52	9	—%	58	12	—%	24	17	—%	42	21	—%	46	24	—%
	Total	$62,185	$56,236	100.0%	$61,494	$56,085	100.0%	$59,663	$52,901	100.0%	$57,630	$50,495	100.0%	$57,608	$53,294	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2023			March 31, 2023			December 31, 2022			September 30, 2022			June 30, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$1,936	$1,857	26.9%	$1,880	$1,775	26.1%	$1,825	$1,702	26.4%	$1,788	$1,650	26.0%	$1,714	$1,622	25.1%
ABS, excluding CLOs	2,574	2,308	33.5%	2,590	2,328	34.2%	2,499	2,176	33.8%	2,377	2,073	32.6%	2,377	2,160	33.4%
Total ABS	4,510	4,165	60.4%	4,470	4,103	60.3%	4,324	3,878	60.2%	4,165	3,723	58.6%	4,091	3,782	58.5%
CMBS	1,932	1,699	24.6%	1,882	1,670	24.6%	1,835	1,623	25.2%	1,843	1,670	26.3%	1,856	1,735	26.8%
RMBS:
Agency	464	413	6.0%	473	432	6.4%	476	427	6.6%	489	442	7.0%	519	498	7.7%
Non-agency	681	624	9.0%	647	592	8.7%	578	514	8.0%	565	511	8.1%	485	452	7.0%
Total RMBS	1,145	1,037	15.0%	1,120	1,024	15.1%	1,054	941	14.6%	1,054	953	15.1%	1,004	950	14.7%
Total	$7,587	$6,901	100.0%	$7,472	$6,797	100.0%	$7,213	$6,442	100.0%	$7,062	$6,346	100.0%	$6,951	$6,467	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of June 30, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$9,095	$496	$19,800	$4,161	$28,895	$4,657
Canadian government	436	17	168	30	604	47
Japanese government	245	2	2,154	277	2,399	279
ABS	503	17	3,069	316	3,572	333
CMBS	331	16	1,311	212	1,642	228
RMBS	385	17	532	94	917	111
U.S. government	749	14	596	194	1,345	208
State and political subdivisions	303	13	660	132	963	145
Other foreign government	988	42	1,900	362	2,888	404
Total investment grade securities	$13,035	$634	$30,190	$5,778	$43,225	$6,412

Below investment grade securities:
Corporate	$481	$21	$660	$83	$1,141	$104
ABS	16	1	53	13	69	14
Other foreign government	—	—	183	63	183	63
Total below investment grade securities	$497	$22	$896	$159	$1,393	$181
Total fixed maturity securities	$13,532	$656	$31,086	$5,937	$44,618	$6,593

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$21,867	$2,756	$6,840	$2,225	$28,707	$4,981
Canadian government	554	42	71	23	625	65
Japanese government	815	86	1,694	392	2,509	478
ABS	1,596	153	1,931	269	3,527	422
CMBS	1,314	144	281	65	1,595	209
RMBS	664	62	181	53	845	115
U.S. government	1,202	64	253	148	1,455	212
State and political subdivisions	819	124	131	50	950	174
Other foreign government	1,942	167	1,026	260	2,968	427
Total investment grade securities	$30,773	$3,598	$12,408	$3,485	$43,181	$7,083

Below investment grade securities:
Corporate	$767	$87	$305	$61	$1,072	$148
ABS	52	6	38	9	90	15
Other foreign government	39	2	164	60	203	62
Total below investment grade securities	$858	$95	$507	$130	$1,365	$225
Total fixed maturity securities	$31,631	$3,693	$12,915	$3,615	$44,546	$7,308

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$4	$(42)	$15	$3	$(13)	$17	$(38)	$(24)	$(14)
Impairments on fixed maturities	—	(1)	(2)	(12)	(2)	2	(1)	(3)	2
Realized gains on investment activity	11	31	127	20	34	(23)	42	45	(3)
Realized losses on investment activity	(37)	(75)	(160)	(106)	(94)	57	(112)	(130)	18
Net gains (losses) on fixed maturity securities available-for-sale	(22)	(87)	(20)	(95)	(75)	53	(109)	(112)	3

Net gains (losses) on equity securities	(4)	2	(5)	7	(15)	11	(2)	(23)	21
Change in mortgage loan allowance for credit losses	(9)	3	(8)	(5)	(1)	(8)	(6)	(3)	(3)
Change in fair value of certain limited partnership investments	10	(3)	9	—	10	—	7	29	(22)
Other, net	15	2	—	7	11	4	17	19	(2)

Free-standing derivatives (1):
Interest rate swaps	(30)	20	(2)	(33)	(44)	14	(10)	(96)	86
Interest rate options	(3)	(23)	(9)	18	(6)	3	(26)	(6)	(20)
Total return swaps	5	3	22	(1)	—	5	8	—	8
Interest rate futures	2	—	1	2	1	1	2	3	(1)
Equity futures	(10)	(9)	(11)	5	23	(33)	(19)	28	(47)
Foreign currency swaps	12	—	(6)	9	11	1	12	18	(6)
Foreign currency swaps - hedged	—	(1)	1	1	—	—	(1)	4	(5)
Foreign currency forwards	(74)	(19)	61	(55)	(76)	2	(93)	(99)	6
CPI swaps	6	1	6	7	(11)	17	7	18	(11)
Credit default swaps	10	11	37	(12)	(33)	43	21	(91)	112
Equity options	(11)	(14)	(15)	8	21	(32)	(25)	21	(46)
Total free-standing derivatives	(93)	(31)	85	(51)	(114)	21	(124)	(200)	76

Embedded derivatives	(20)	37	(67)	(17)	(56)	36	17	(89)	106

Net gains (losses) on total derivatives	(113)	6	18	(68)	(170)	57	(107)	(289)	182

Total investment related gains (losses), net	$(123)	$(77)	$(6)	$(154)	$(240)	$117	$(200)	$(379)	$179

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$62	$121	$114	$(69)	$90	$(28)	$183	$150	$33
Investment and derivative losses (1)	—	—	1	(1)	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	1	1	(7)	(7)	(19)	20	2	(34)	36
Adjusted operating income (loss) before notable items and income taxes	63	122	108	(77)	71	(8)	185	116	69
Notable items (2)	—	—	—	170	—	—	—	—	Q
Adjusted operating income (loss) excluding notable items, before income taxes	$63	$122	$108	$93	$71	$(8)	$185	$116	$69

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$47	$93	$(32)	$30	$(29)	$76	$140	$3	$137
Market risk benefits remeasurement (gains) losses	(31)	14	(19)	23	40	(71)	(17)	6	(23)
Investment and derivative (gains) losses (1)	49	18	54	17	5	44	67	50	17
Change in fair value of funds withheld embedded derivatives (1)	19	(38)	74	24	75	(56)	(19)	123	(142)
Funds withheld (gains) losses - investment income	1	(4)	(1)	(1)	4	(3)	(3)	6	(9)
EIA embedded derivatives - interest credited	3	(7)	1	(10)	(27)	30	(4)	(44)	40
Other	—	8	—	—	—	—	8	—	8
Adjusted operating income (loss) before notable items and income taxes	88	84	77	83	68	20	172	144	28
Notable items (2)	—	—	—	(3)	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$88	$84	$77	$80	$68	$20	$172	$144	$28

U.S. & Latin America Capital Solutions
Income before income taxes	$21	$21	$24	$23	$72	$(51)	$42	$97	$(55)
Adjusted operating income (loss) before notable items and income taxes	21	21	24	23	72	(51)	42	97	(55)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$21	$21	$24	$23	$72	$(51)	$42	$97	$(25)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Canada Traditional
Income before income taxes	$35	$29	$50	$12	$27	$8	$64	$42	$22
Investment and derivative (gains) losses (1)	(3)	(1)	(4)	(1)	7	(10)	(4)	7	(11)
Investment income - non-operating FWAI	—	1	1	1	—	—	1	—	1
Adjusted operating income (loss) before notable items and income taxes	32	29	47	12	34	(2)	61	49	12
Notable items (2)	—	—	(5)	6	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$32	$29	$42	$18	$34	$(2)	$61	$49	$12

Canada Financial Solutions
Income before income taxes	$6	$10	$9	$6	$7	$(1)	$16	$16	$—
Adjusted operating income (loss) before notable items and income taxes	6	10	9	6	7	(1)	16	16	—
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$6	$10	$9	$6	$7	$(1)	$16	$16	$—

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$4	$27	$3	$5	$4	$—	$31	$38	$(7)
Adjusted operating income (loss) before notable items and income taxes	4	27	3	5	4	—	31	38	(7)
Notable items (2)	—	—	—	13	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$4	$27	$3	$18	$4	$—	$31	$38	$(7)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$52	$59	$56	$34	$25	$27	$111	$92	$19
Investment and derivative (gains) losses (1)	13	7	15	14	27	(14)	20	15	5
Investment income - non-operating FWAI	1	3	2	4	6	(5)	4	12	(8)
Investment (income) loss on unit-linked variable annuities	2	—	2	5	8	(6)	2	17	(15)
Interest credited on unit-linked variable annuities	(2)	—	(2)	(5)	(8)	6	(2)	(17)	15
Adjusted operating income (loss) before notable items and income taxes	66	69	73	52	58	8	135	119	16
Notable items (2)	—	—	(14)	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$66	$69	$59	$52	$58	$8	$135	$119	$16

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2023	2023	2022	2022	2022	Quarter	2023	2022	Change
Asia Pacific Traditional
Income (loss) before income taxes	$89	$79	$100	$(73)	$59	$30	$168	$167	$1
Adjusted operating income (loss) before notable items and income taxes	89	79	100	(73)	59	30	168	167	1
Notable items (2)	—	—	(42)	140	(23)	23	—	(23)	23
Adjusted operating income (loss) excluding notable items, before income taxes	$89	$79	$58	$67	$36	$53	$168	$144	$24

Asia Pacific Financial Solutions
Income (loss) before income taxes	$20	$(13)	$109	$47	$(54)	$74	$7	$(110)	$117
Investment and derivative (gains) losses (1)	55	55	(78)	97	118	(63)	110	203	(93)
Other	(13)	(2)	7	(82)	(24)	11	(15)	(32)	17
Adjusted operating income (loss) before notable items and income taxes	62	40	38	62	40	22	102	61	41
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$62	$40	$38	$62	$40	$22	$102	$61	$41

Corporate and Other
Income (loss) before income taxes	$(71)	$(75)	$(52)	$(92)	$(54)	$(17)	$(146)	$(81)	$(65)
Investment and derivative (gains) losses (1)	3	48	(34)	26	44	(41)	51	44	7
Interest expense on uncertain tax positions	—	—	—	—	—	—	—	—	—
Other	13	2	(6)	11	13	—	15	22	(7)
Adjusted operating income (loss) before notable items and income taxes	(55)	(25)	(92)	(55)	3	(58)	(80)	(15)	(65)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(55)	$(25)	$(92)	$(55)	$3	$(58)	$(80)	$(15)	$(65)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of shareholders’ Equity to Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2023	2023	2022	2022	2022

RGA, Inc. shareholders’ equity	$7,805	$7,626	$7,081	$6,755	$7,389
Less effect of AOCI:
Accumulated currency translation adjustments	26	(94)	(116)	(147)	3
Unrealized appreciation of securities	(4,879)	(4,393)	(5,496)	(5,788)	(3,549)
Effect of updating discount rates on future policy benefits	3,460	3,034	3,755	3,989	2,122
Change in instrument-specific credit risk for market risk benefits	13	14	13	19	(9)
Pension and postretirement benefits	(18)	(22)	(27)	(51)	(51)
RGA, Inc. shareholders’ equity, excluding AOCI	9,203	9,087	8,952	8,733	8,873
Year-to-date notable items, net of tax (1)	—	—	184	230	(17)
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$9,203	$9,087	$9,136	$8,963	$8,856

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses"

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2023	2023	2022	2022	2022

Book value per share	$117.87	$114.60	$106.19	$101.08	$110.27
Less effect of AOCI:
Accumulated currency translation adjustment	0.38	(1.41)	(1.73)	(2.20)	0.04
Unrealized (depreciation) appreciation of securities	(73.69)	(66.02)	(82.44)	(86.61)	(52.96)
Effect of updating discount rates on future policy benefits	52.26	45.59	56.32	59.69	31.66
Change in instrument-specific credit risk for market risk benefits	0.20	0.22	0.19	0.29	(0.14)
Pension and postretirement benefits	(0.27)	(0.34)	(0.41)	(0.77)	(0.75)
Book value per share, excluding AOCI	$138.99	$136.56	$134.26	$130.68	$132.42

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